UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2007

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor East Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 813-8200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Annual Meeting of Shareholders of Greater Bay Bancorp is being held on May 30, 2007 at 10:30 a.m. At the meeting, management will review recent financial performance and discuss the recently announced proposed merger with Wells Fargo & Company. Management’s slide presentation for the annual meeting is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

Information set forth in this report contains forward-looking statements about the proposed transaction between Wells Fargo and Greater Bay Bancorp. There are several factors – many beyond Wells Fargo’s and Greater Bay Bancorp’s control – that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of some of these factors, refer to Wells Fargo’s and Greater Bay Bancorp’s reports filed with the SEC. The transaction is subject to regulatory approval, and Wells Fargo and Greater Bay Bancorp cannot be certain when or if or on what terms and conditions required regulatory approvals will be granted. Divestitures may be required for regulatory approval. This report is not an offer of any securities for sale.

MORE INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

The proposed merger will be submitted to Greater Bay’s shareholders for their consideration. Wells Fargo will file a registration statement with the Securities and Exchange Commission (SEC), which will include a proxy statement-prospectus describing the merger. Wells Fargo and Greater Bay may file other relevant materials concerning the merger with the SEC. Shareholders of Greater Bay and other investors are urged to read the registration statement and proxy statement-prospectus (and any amendments or supplements to those documents) when they become available, as well as other relevant documents filed with the SEC, because they will contain important information. When filed with the SEC, the registration statement and proxy statement-prospectus will be available free on the SEC’s website (http://www.sec.gov). In addition, Wells Fargo and Greater Bay will provide free copies of the proxy statement-prospectus, and any SEC filings incorporated by reference into that document, upon request as follows:

Wells Fargo & Company, Attention Corporate Secretary, MAC N9305-173, Sixth and Marquette, Minneapolis, Minnesota 55479, (612) 667-8655.

Greater Bay Bancorp, Attention Corporate Secretary, 1900 University Ave., Sixth Floor, East Palo Alto, California 94303. (650) 838-6109.

Wells Fargo and Greater Bay and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Greater Bay shareholders in connection with the proposed merger. Information about Wells Fargo’s directors and executive officers and their ownership of Wells Fargo common stock is set forth in the definitive proxy statement for Wells Fargo’s 2007 annual meeting of stockholders, as filed by Wells Fargo with the SEC on Schedule 14A on March 17, 2007. Information about Greater Bay’s directors and executive officers and their ownership of Greater Bay common stock is set forth in the definitive proxy statement for Greater Bay’s 2007 annual meeting of shareholders, as filed by Greater Bay with the SEC on Schedule 14A on April 20, 2007. The proxy statement-prospectus for the proposed merger will provide more information about participants in the solicitation of proxies from Greater Bay shareholders.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial statements of businesses acquired. None

(b) Pro forma financial information. None

(c) Shell company transactions. None

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Slide presentation for 2007 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)
Date: May 30, 2007

	By:	/s/ Linda M. Iannone
Linda M. Iannone Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Slide presentation for 2007 Annual Meeting of Shareholders